UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NATURAL ALTERNATIVES INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Friday, December 3, 2010
Time:	11:00 a.m., Pacific time
Place:	Natural Alternatives International, Inc. Vista Manufacturing Facility 1215 Park Center Drive Vista, California 92081

To our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Natural Alternatives International, Inc. to consider and act upon the following matters:

1.	To elect two Class II directors to serve until the next annual meeting of stockholders held to elect Class II directors and until each such director’s successor is elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2011; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice. A tour of our manufacturing facility will immediately follow the Annual Meeting of Stockholders (closed-toe shoes are required on the manufacturing floor).

Stockholders of record at the close of business on October 7, 2010, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 3, 2010: Our proxy statement and annual report to stockholders are both available on-line at http://www.nai-online.com/proxy.asp.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, by Internet, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Voting your shares by telephone or by Internet will further help us reduce the costs of solicitation. A pre-addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so. Please see “What is the Effect of Not Casting My Vote?” under “Voting Information” in the accompanying proxy statement.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, please bring a photo ID. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a recent brokerage statement, proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

By Order of the Board of Directors

Mark A. LeDoux

Chairman of the Board and Chief Executive Officer

1185 Linda Vista Drive

San Marcos, California 92078

(760) 744-7340

October 20, 2010

NATURAL ALTERNATIVES INTERNATIONAL, INC.

1185 Linda Vista Drive

San Marcos, California 92078

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Natural Alternatives International, Inc., a Delaware corporation (the “Company” or “we,” “our,” or “us”), for use at the Annual Meeting of Stockholders to be held on Friday, December 3, 2010, at 11:00 a.m. Pacific time, at Natural Alternatives International, Inc., Vista Manufacturing Facility, 1215 Park Center Drive, Vista, California 92081, and at any adjournment or postponement thereof (the “Annual Meeting”). We expect to mail this proxy statement and the enclosed proxy card on or about October 20, 2010 to all stockholders entitled to vote at the Annual Meeting.

VOTING INFORMATION

Who can vote?

You may vote if you were a stockholder of record as of the close of business on October 7, 2010. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of October 7, 2010, approximately 7,109,736 shares of our common stock, par value $0.01 per share, were issued and outstanding, net of 180,941 treasury shares.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of October 7, 2010, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (Mark A. LeDoux and Kenneth E. Wolf) to vote your shares at the Annual Meeting.

How do I vote by proxy?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. To vote by proxy, please follow the instructions on the enclosed proxy card. You may vote by telephone, by Internet or by mail. Shares held in street name may be voted by telephone or by Internet only if your broker or nominee makes those methods available. Your broker or nominee will enclose instructions for voting shares held in street name by telephone or by Internet with this proxy statement if your broker or nominee has chosen to make those methods available.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you vote by mail and return a signed proxy card with no specific instructions, your shares will be voted as the Board of Directors recommends.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date. You may also send a written notice of revocation to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California 92078, Attention: Mr. Kenneth Wolf, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decide you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted.

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes on each proposal. An abstention from voting will be used for the purpose of establishing a quorum, and will be considered a vote “against” a proposal. A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

What is the Effect of Not Casting My Vote?

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.

Recent changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

How many votes are required to approve each of the proposals?

For the election of the Class II directors, a plurality of the votes is required. This means that the two candidates who receive the most votes will be elected to the available Class II positions on the Board of Directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the other proposal. See, however, “Proposal 2—Effect of Ratification.”

As of October 7, 2010, our executive officers and directors held of record or beneficially approximately 1,351,396 shares, or 19.01%, of our issued and outstanding common stock. Our executive officers and directors have indicated their intention to vote “for” the election of each of the nominees for Class II director and “for” the other proposal described in this proxy statement.

Who pays for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, or other means. No additional compensation will be paid to these individuals for any such services. If necessary, we also may retain BNY Mellon Shareowner Services to help us solicit proxies and pay a fee to BNY Mellon Shareowner Services for any such solicitation services provided.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is divided into three classes, designated Class I, Class II and Class III. The Board of Directors currently includes two Class I directors, two Class II directors, and one Class III director. Members of each class of our Board of Directors are elected to serve for a three-year term. The three-year terms of the members of each class are staggered, so that each year the members of a different class are due to be elected at the annual meeting. The Class II directors currently are serving a term that is due to expire at the Annual Meeting. The Class III director currently is serving a term that is due to expire at our next annual meeting, and the Class I directors are serving a term that is due to expire at the next annual meeting thereafter. The name, age, positions held with the Company, and term of office of each of our directors are shown below.

Name	Age	Positions Held	Class	Director Since
Joe E. Davis	76	Director	I	2000
Alan G. Dunn	55	Director	II	2004
Alan J. Lane	48	Director	III	2004
Mark A. LeDoux	56	Director, Chairman of the Board and Chief Executive Officer	I	1986
Lee G. Weldon	71	Director	II	1992

The business experience and principal occupations of each of our directors are described below.

Joe E. Davis

Mr. Davis has been a member of the Audit Committee of the Board of Directors since 2000 and the Chairman of the Audit Committee since 2004, a member of the Human Resources Committee of the Board of Directors since 2003, and a member of the Nominating Committee of the Board of Directors since 2004. He has been a private investor for more than fifteen years. He currently serves as a director (since 1997), the Chairman of the Audit Committee and a member of the Compensation and Nominating Committees of Anworth Mortgage Securities, Inc., a publicly traded real estate investment trust. Previously, Mr. Davis served as a trustee (since 1991) and a member of the Audit and Nominating Committees of American Funds Insurance Series, and as a director (since 2007) and a member of the Audit and Nominating Committees of American Funds Target Date Retirement Series, Inc., each a publicly traded investment company, until retiring in December 2009; as Chairman of the Board of Linear Corporation (1987-1988); President and Chief Executive Officer of BMC Industries, Inc. (1985); and President and Chief Executive Officer of National Health Enterprises, Inc. (1974-1982). Formerly, Mr. Davis was a director and a member of the Audit Committee of BMC Industries, Inc. and Wilshire Technologies, Inc., and a director of Freymiller Trucking, Inc. Mr. Davis graduated from the University of Texas with a Bachelor of Science in Chemistry. He holds a Master of Business Administration (MBA) degree from the Harvard Graduate School of Business Administration. In addition to his prior service on the Company’s Board of Directors, Mr. Davis brings more than 30 years of practical experience and knowledge to the Board of Directors as a result of his service on multiple boards and committees of public companies and his prior experience as a Chief Executive Officer. In addition, his degree in chemistry enables him to understand much of the science involved in the products manufactured by the Company and his MBA from Harvard provides an understanding and education in matters ranging from internal control to long range business strategy.

Alan G. Dunn

Mr. Dunn has been a member of both the Human Resources and Audit Committees of the Board of Directors since December 2005. Mr. Dunn has been the President of GDI Consulting & Training Company (a manufacturing industry consulting firm focusing on cost and process improvement, productivity improvement and operational transformations) and the Chairman of its parent company, Gerald E. Dunn, Inc., since 1980. He currently serves as a director (since 2000), the Chairman of the Compensation Committee (since 2003) and the Chairman of the Audit Committee (since July 2010) of Idaho Asphalt Supply Company, a privately held company. Formerly, he served as a director of TMI Products (2006-2008), a director and a member of the Compensation Committee of Tools & Metals, Inc. (2000-2004), a director of Air Logistics Corporation (1998-2003), a director of Bystrom Bros., Inc. (2004-2006), and a director of R.W. Lyall Company (1997-2000), each a privately held company, and a director of Tomorrow’s Morning, Inc. (1995-1998), a company that went public in 1998. Mr. Dunn received a Bachelor’s degree from California State University at Fullerton. In addition to his prior service on the Board of Directors, Mr. Dunn brings extensive knowledge of manufacturing processes to the Board of Directors as a manufacturing industry consultant.

Alan J. Lane

Mr. Lane has been a member of both the Audit and Nominating Committees of the Board of Directors since 2004. Previously, he was a member of the Human Resources Committee of the Board of Directors (August 2004—December 2005). Mr. Lane is a director, Chief Executive Officer and President of Silvergate Bank (since December 2008) and a director and President of Silvergate Capital Corporation (since December 2008). In addition, Mr. Lane serves on the Board of Trustees of John Paul the Great Catholic University (since July 2006). Before joining Silvergate Bank, Mr. Lane was Executive Chairman of Belvedere SoCal and Professional Business Bank (November 2007—November 2008), and a Senior Advisor to Belvedere Capital, a financial services-focused private equity firm (January 2007—November 2008); a director, President and Chief Operating Officer of Southwest Community Bancorp (October 2004—June 2006); Vice-Chairman and Chief Executive Officer of Financial Data Solutions, Inc., a subsidiary of Southwest Community Bancorp (July 2004—June 2005); and director (October 2004—June 2006) and Chief Administrative Officer (June 2005—June 2006) of Southwest Community Bank. Southwest Community Bancorp was sold to Placer Sierra Bancshares in June 2006. Before joining Southwest Community Bancorp, Mr. Lane was a director and the Chief Executive Officer and President of Business Bank of California. Mr. Lane held the positions with Business Bank of California from 1998 until its sale to Union Bank of California in January 2004. Before heading Business Bank of California, Mr. Lane was a director, Chief Executive Officer or Chief Financial Officer of several financial institutions and non-financial operating companies. Mr. Lane graduated from San Diego State University with a Bachelor of Arts in Economics in 1984. In addition to his prior service on the Board of Directors, Mr. Lane brings to the Board of Directors a knowledge of banking practices and leadership skills as a current and former Chief Executive Officer of several banks.

Mark A. LeDoux

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, the Chairman of the Board since 2001, and the Assistant Treasurer since 1998. Mr. LeDoux also has served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE) since its inception in 1999, as a director (1992-present) and President (since February 2009) of Transformative Health Products, Inc., and as a director (2005-present) and Chief Executive Officer (since February 2009) of Disposition Company, Inc. (formerly known as Real Health Laboratories, Inc.), each a wholly-owned subsidiary of the Company. Previously, he served as President of the Company (1986-1996, 1999-2001); director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); director, CellLife Pharmaceuticals International, Inc., a former wholly-owned subsidiary of the Company (1996-January 2006); and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law, which is now known as the Thomas Jefferson School of Law. He is a member of the Young Presidents’ Organization 49ers of New England, the Chairman of the Board of the Council for Responsible Nutrition of Washington, D. C. through December 2010, and a member of the Board of Directors of the Natural Products Association (since September 2010). Mr. LeDoux brings extensive industry, technical and Company knowledge and experience to the Board of Directors as one of the founders of the Company.

Lee G. Weldon

Mr. Weldon has been a member of the Human Resources Committee of the Board of Directors since 1993, and a member of the Nominating Committee of the Board of Directors since 2004. Previously, he was a member of the Audit Committee of the Board of Directors (1993—December 2005). He has been the Chairman of both the Human Resources and the Nominating Committees since 2004. Mr. Weldon was the President of Natures Apothecary (1997-2000) and the Chairman and Chief Executive Officer of Kal Healthway, Inc., a food supplement distributor (1978-1995). He graduated from the University of California at Los Angeles with a Bachelor of Science in Business Administration in 1963. He became a member of the Young Presidents’ Organization in 1982, and became a graduate member in 1990. In addition to his prior service on the Board of Directors, Mr. Weldon brings to the Board of Directors in-depth knowledge of the Company’s industry. He has more than 40 years of management experience in the nutritional supplement business, including all aspects of operations, sales, marketing, finance and strategic planning, having led several companies within the industry, including a former customer of the Company.

Board Meetings

The Board of Directors held six meetings during the fiscal year ended June 30, 2010. During the fiscal year ended June 30, 2010, Mr. Lane attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees of the Board of Directors on which he served.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is comprised of five members, four of whom are independent. The remaining member, Mr. LeDoux, is the Company’s founder, Chief Executive Officer and largest stockholder. Mr. LeDoux also serves as the Chairman of the Board. We do not have a lead independent director. The Chairman of the Board is not an officer position. The Chairman resides over meetings of the Board of Directors but does not possess any other rights or responsibilities that differ from the other members of the Board of Directors. We believe a five member board, 80% of which is comprised of independent members, is appropriate for the size and operations of our Company. The Board of Directors has Audit, Human Resources and Nominating Committees as described in more detail below. The Board of Directors is principally responsible for providing risk oversight of the Company.

Independence

Nasdaq rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that four of our five directors are independent under the listing standards of the Nasdaq Stock Market. The members determined to be independent are Messrs. Davis, Dunn, Lane and Weldon.

Board Committees

The Board of Directors has an Audit Committee, a Human Resources Committee, which functions as a compensation committee, and a Nominating Committee. Membership on each committee is limited to independent directors as defined under the listing standards of the Nasdaq Stock Market. In addition, members of the Audit Committee must also meet the independence standards for audit committee members adopted by the Securities and Exchange Commission (SEC). The members of the committees of our Board of Directors are as follows:

Audit Committee	Human Resources Committee	Nominating Committee
Joe E. Davis (Chairman)*	Lee G. Weldon (Chairman)	Lee G. Weldon (Chairman)

Alan G. Dunn	Joe E. Davis	Joe E. Davis

Alan J. Lane*	Alan G. Dunn	Alan J. Lane

*	The Board of Directors has determined that Messrs. Davis and Lane are each an “audit committee financial expert” as defined by applicable rules adopted by the SEC.

During the fiscal year ended June 30, 2010, the Audit Committee held six meetings, the Human Resources Committee held four meetings, and the Nominating Committee held one meeting.

Audit Committee. The Audit Committee operates under a charter originally adopted by the Board of Directors in 2000, amended and restated in April 2004, and further amended in August 2007 and September 2009. While the Audit Committee charter is not currently available on our website, a copy of the charter, as amended, was included as Attachment A to the proxy statement for our 2009 Annual Meeting of Stockholders filed with the SEC on October 16, 2009. The general function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of our financial statements. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accounting, reporting and financial practices of the Company, including the integrity of our financial statements and disclosures; the surveillance of administration and financial controls and our compliance with legal and regulatory requirements; the qualification, independence and performance of our independent registered public accounting firm; and the performance of our internal audit function and control procedures. The Audit Committee is responsible for reviewing and recommending matters to the Board of Directors, but has no authority to make final decisions except as set forth in the Audit Committee’s charter. The Audit Committee has the sole authority to appoint, determine funding for, and oversee our independent registered public accounting firm.

Human Resources Committee. The Human Resources Committee operates under a charter adopted by the Board of Directors in January 2006, and amended in August 2007 and September 2009. While the Human Resources Committee charter is not currently available on our website, a copy of the charter, as amended, was included as Attachment B to the proxy statement for our 2009 Annual Meeting of Stockholders filed with the SEC on October 16, 2009. The primary purpose of the Human Resources Committee is to oversee the Company’s overall compensation and incentive programs for the Company’s executive officers and certain other key personnel. The Human Resources Committee is responsible for reviewing and recommending matters to the Board of Directors, which may be based on recommendations from the Company’s management, but has no authority to make final decisions except with respect to the Company’s incentive plans as described below or as otherwise set forth in the committee’s charter. Among other things, the Human Resources Committee recommends to the Board of Directors the amount of compensation to be paid or awarded to our officers and certain other personnel including salary, bonuses, other cash or stock awards under our incentive compensation plans as in effect from time to time, retirement and other compensation, and is responsible for evaluating the performance of the Company’s Chief Executive Officer and making recommendations to the Board of Directors concerning the compensation for such officer. In addition, the Board of Directors has delegated to the Chairman of the Human Resources Committee the authority to consider and act upon recommendations from the Chief Financial Officer to grant stock options under the Company’s incentive plans as in effect from time to time to employees of the Company and its subsidiaries, not including officers and directors of the Company, within the limitations of any such plan, and only for grants not exceeding 5,000 shares, and with a term not exceeding five years, an exercise price equal to at least 110% of the last reported sale price of the Company’s common stock on the Nasdaq Stock Market on the date of grant, and vesting over a period of not less then three years. The Human Resources Committee may engage the services of an independent compensation and benefits consulting company to conduct a survey and review of the Company’s compensation programs as compared to other similarly situated companies taking into account, among others, industry, size and location when the committee deems appropriate.

Nominating Committee. The Nominating Committee operates under a charter adopted by the Board of Directors in August 2004, and amended in August 2007 and September 2009. While the Nominating Committee charter is not currently available on our website, a copy of the charter, as amended, was included as Attachment C to the proxy statement for our 2009 Annual Meeting of Stockholders filed with the SEC on October 16, 2009. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors and in determining the composition of the Board of Directors and its various committees. The Nominating Committee periodically reviews the qualifications and independence of directors, selects candidates as nominees for election as directors, recommends directors to serve on the various committees of the Board of Directors, reviews director compensation and benefits, and oversees the self-assessment process of each of the committees of the Board of Directors.

The Nominating Committee considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. Persons recommended by stockholders are evaluated on the same basis as persons suggested by others. Stockholder recommendations may be made in accordance with our Stockholder Communications Policy. See “Stockholder Communications with Directors” below. The Nominating Committee has the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

The Nominating Committee has not established any specific minimum requirements for potential members of our Board of Directors. Instead, the Nominating Committee’s evaluation process includes many factors and considerations including, but not limited to, a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board of Directors with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the deliberations of the Board of Directors respecting the Company’s business strategies, financial and operational performance and corporate governance practices. The Nominating Committee will generally select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

Stockholder Communications with Directors

Our Board of Directors has adopted a Stockholder Communications Policy to provide a process by which our stockholders may communicate with the Board of Directors. Under the policy, stockholders may communicate with the Board of Directors as a whole, with the independent directors, with a committee of the Board, or with a particular director. Stockholders wishing to communicate directly with our Board of Directors may do so by mail addressed to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California, 92078, Attn: Corporate Secretary. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipients are all members of the Board of Directors, all independent directors, all members of a committee of the Board, or certain specified individual directors. The Corporate Secretary will review the communications received from stockholders at the above designated address on a regular basis and if they are relevant to the Company’s operations and policies, they will be copied and forwarded to the appropriate director or directors as expeditiously as reasonably practicable. By way of example, communications that are unduly hostile, threatening, obscene, illegal or similarly inappropriate will not be forwarded to any director. Matters deemed to be trivial in the sole discretion of the Corporate Secretary will be delivered to the appropriate director or directors at the next regularly scheduled meeting of the Board of Directors. The Corporate Secretary will periodically provide the Board of Directors with a summary of all communications received that were not forwarded and will make those communications available to any director upon request. The Board of Directors will determine whether any communications sent to the Board of Directors should be properly addressed by the entire Board or a committee thereof and whether a response to the communication is warranted.

Attendance at Annual Meetings

The members of the Board of Directors are encouraged, but not required, to attend each of the Company’s annual meetings of stockholders. It may not be possible or practicable, in light of other business commitments of the directors, for all of the members of the Board of Directors to attend all of the Company’s annual meetings of stockholders. At the Company’s last annual meeting of stockholders held on November 30, 2009, each of the members of the Board of Directors was present.

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Nominees

At the Annual Meeting two Class II directors are to be elected, to serve until the next annual meeting of stockholders held to elect Class II directors and until each such director’s successor is elected and qualified or until each such director’s death, resignation or removal. The Board of Directors proposes the election of the nominees named below, who each currently serves as a Class II member of our Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted “for” the nominee named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

Our Board of Directors proposes the election of each of the following nominees as a Class II member of the Board of Directors:

Lee G. Weldon                    Alan G. Dunn

Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees as a Class II director of the Company.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 30, 2010 was Ernst & Young LLP. The Audit Committee of the Board of Directors has selected and approved Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2011. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions and to make a statement if they desire to do so.

Audit Fees

The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and other services provided in connection with our statutory and regulatory filings during each of the last two fiscal years ended June 30, were:

2010	$407,072
2009	$314,961

Audit-Related Fees

There were no fees billed to the Company by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not included under “Audit Fees” above during the fiscal years ended June 30, 2010 and June 30, 2009.

Tax Fees

There were no fees billed to the Company by Ernst & Young LLP for professional services for tax compliance, tax advice, or tax planning provided during the fiscal years ended June 30, 2010 and June 30, 2009.

All Other Fees

There were no other fees billed to the Company by Ernst & Young LLP for products and services provided during the fiscal years ended June 30, 2010 and June 30, 2009.

Pre-Approval Policies and Procedures

On June 23, 2003, the Audit Committee approved certain policies and procedures under which all audit and non-audit services performed by our independent registered public accounting firm must be approved in advance by the Audit Committee. Under these policies and procedures, proposed services to be provided by our independent registered public accounting firm may either be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee may delegate either type of pre-approval authority to one or more of its members, who would then be required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by our independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts also will require specific pre-approval by the Audit Committee. In granting both general and specific pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, as well as whether our independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. The term of any general pre-approval will be 12 months, unless the Audit Committee determines otherwise.

Audit Services. The annual audit services engagement terms and fees are subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and quarterly reviews, subsidiary audits, and other services necessary for the auditors to form an opinion on the Company’s consolidated financial statements. The Audit Committee monitors the audit services engagement no less frequently than quarterly and also approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items. In addition, the Audit Committee may grant general pre-approval to other audit services, which include statutory or financial audits for subsidiaries of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

Audit-Related Services. The Audit Committee may grant general pre-approval of audit-related services, which are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent registered public accounting firm. Audit-related services include due diligence services pertaining to any potential business acquisitions or dispositions, consultations related to accounting, financial reporting or disclosure matters not classified as audit services, assistance with the implementation of new accounting and financial reporting rules and guidance, financial audits of employee benefit plans, and assistance with internal control reporting requirements.

Tax Services. To the extent the Company retains its independent registered public accounting firm to provide tax services, the Audit Committee may grant general pre-approval for those tax services that historically have been provided by its independent registered public accounting firm and that the Audit Committee has reviewed and determined would not impair the independence of the auditor. Generally, tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

Other Services. The Audit Committee may grant general pre-approval to those permissible non-audit services that it determines are routine and recurring services and that would not impair auditor independence. All other services not otherwise classified above must be specifically pre-approved by the Audit Committee.

Procedures. All services proposed to be provided by our independent registered public accounting firm that do not require specific pre-approval by the Audit Committee are submitted to the Company’s Chief Financial Officer, who determines whether such services are included within those that have received general pre-approval by the Audit Committee. All services proposed to be provided by our independent registered public accounting firm that require specific pre-approval by the Audit Committee are submitted to the Audit Committee or its delegated member by both the independent registered public accounting firm and the Company’s Chief Financial Officer. The Chief Financial Officer is responsible for monitoring the performance of the services provided by the independent registered public accounting firm, determining whether such services are in compliance with the Audit Committee’s pre-approval policies, and reporting the results of his monitoring on a periodic basis to the Audit Committee.

Effect of Ratification

Ratification by stockholders of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by applicable law. However, as a matter of policy and sound corporate practice, we are submitting the selection to our stockholders for ratification at the Annual Meeting. If stockholders fail to ratify the selection of Ernst & Young LLP, the Board of Directors will reconsider the matter. Even if the selection is ratified by stockholders, the Board of Directors may select a different firm to serve as our independent registered public accounting firm at any time during the fiscal year if it believes a change would be in the best interests of the Company and its stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

OUR EXECUTIVE OFFICERS

The Board of Directors elects the executive officers of the Company who are responsible for administering our day-to-day operations. The name, age, positions held with the Company, and term of office of each of our executive officers are shown below.

Name	Age	Positions Held	Officer Since
Mark A. LeDoux	56	Director, Chairman of the Board and Chief Executive Officer	1986
Kenneth E. Wolf	49	Chief Financial Officer, Chief Operating Officer and Secretary	2008

The business experience and principal occupations of each of our executive officers are described below.

Mark A. LeDoux

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, the Chairman of the Board since 2001, and the Assistant Treasurer since 1998. Mr. LeDoux also has served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE) since its inception in 1999, as a director (1992-present) and President (since February 2009) of Transformative Health Products, Inc., and as a director (2005-present) and Chief Executive Officer (since February 2009) of Disposition Company, Inc. (formerly known as Real Health Laboratories, Inc.), each a wholly-owned subsidiary of the Company. Previously, he served as President of the Company (1986-1996, 1999-2001); director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); director, CellLife Pharmaceuticals International, Inc., a former wholly-owned subsidiary of the Company (1996—January 2006); and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law, which is now known as the Thomas Jefferson School of Law. He is a member of the Young Presidents’ Organization 49ers of New England, the Chairman of the Board of the Council for Responsible Nutrition of Washington, D. C. through December 2010, and a member of the Board of Directors of the Natural Products Association (since September 2010). Mr. LeDoux brings extensive industry and Company knowledge and experience to the Board of Directors as one of the founders of the Company.

Kenneth E. Wolf

Mr. Wolf has been the Chief Financial Officer and the Treasurer of the Company since February 2008, the Chief Operating Officer of the Company since June 2010, and the Secretary of the Company since February 2009. Mr. Wolf also has served as director, Chief Financial Officer and Secretary of Transformative Health Products, Inc. since February 2009, and Chief Financial Officer (since July 2008) and a director and Secretary (since February 2009) of Disposition Company, Inc. (formerly known as Real Health Laboratories, Inc.), each a wholly-owned subsidiary of the Company. Before joining the Company, Mr. Wolf was Chief Financial Officer, Treasurer and Corporate Secretary for Phoenix Footwear Group, a NYSE Amex listed, multi-brand footwear and accessories company that had $140 million in annual sales and for which Mr. Wolf managed a staff of 30 employees (2003-2007); an independent consultant for various San Diego-based companies where he performed interim Chief Financial Officer responsibilities (2002); and Senior Vice President—Finance/Controller for Callaway Golf Company, a premium consumer goods company listed on the New York Stock Exchange that had $1.0 billion in annual sales and for which Mr. Wolf managed a staff of 50 employees (1992-2001). Mr. Wolf received his Certified Public Accountant license from the State of California and a Bachelor of Science in Business Administration—Accounting from California State University in Fresno, California.

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our common stock by our directors and executive officers, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of October 7, 2010.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership[1]		Percent of Common Stock Outstanding[2]
Carl J. Terranova, Trust U/W of Vincent Terranova, and Thomas H. Hansen (members of 13(d) group) P.O. Drawer H, Valley Cottage, NY 10989	956,400	[3]	13.45%[3]

Dimensional Fund Advisors LP Palisades West, Building One, 6300 Bee Cave Road Austin, TX 78746	364,540	[4]	5.13%

Joe E. Davis, Director	77,896	[5]	1.09%

Alan G. Dunn, Director	40,928	[5]	Less than 1%

Alan J. Lane, Director	41,928	[5]	Less than 1%

Mark A. LeDoux, Chairman of the Board and Chief Executive Officer	1,250,794	[6]	17.57%

Lee G. Weldon, Director	127,841	[7]	1.78%

Kenneth Wolf, Chief Financial Officer and Chief Operating Officer	73,009	[8]	1.02%

All directors and executive officers as a group (six persons)	1,612,396	[9]	21.88%

[1]

A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through the exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

[2]

The percentages shown are calculated based on the number of shares of our common stock outstanding plus, for each person or group, any shares that person or group has the right to acquire within 60 days of October 7, 2010 pursuant to options held. As of October 7, 2010, there were 7,109,736 shares of our common stock outstanding, net of 180,941 treasury shares.

[3]

As reported by the members of the 13(d) group on Amendment No. 4 to Schedule 13D filed by such members with the SEC on August 23, 2006. According to such filing, Carl J. Terranova beneficially owns and has sole voting and investment power of 522,900 shares or 7.35% of our common stock outstanding, the Trust U/W of Vincent Terranova beneficially owns and has sole voting and investment power of 224,200 shares or 3.15% of our common stock outstanding, and Thomas H. Hansen beneficially owns and has sole voting and investment power of 209,300 shares or 2.94% of our common stock outstanding.

[4]

As reported by Dimensional Fund Advisors LP on Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 8, 2010. According to such filing, as an investment advisor or sub-advisor, Dimensional Fund Advisors LP or its subsidiaries furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. As further reported in such filing, in its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP nor its subsidiaries possess voting and/or investment power over the Company’s securities that are owned by the funds, and may be deemed to be the beneficial owner of the shares of the Company held by the funds. However, according to such filing, all securities reported in the Schedule 13G/A are owned by the funds and Dimensional Fund Advisors LP disclaims beneficial ownership of such securities.

[5]	Includes 40,100 shares underlying options that are exercisable.

[6]	Includes 8,500 shares underlying options that are exercisable.

[7]	Includes 60,100 shares underlying options that are exercisable.

[8]	Includes 72,100 shares underlying options that are exercisable.

[9]	Includes 261,000 shares underlying options that are exercisable.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table shows the compensation earned by or paid or awarded to our executive officers for all services rendered by them in all capacities to the Company and its subsidiaries during each of the last two fiscal years ended June 30.

Name and Principal Position	Fiscal Year	Salary ($)		Option Awards ($)[1]		All Other Compensation ($)[2]	Total ($)
Mark A. LeDoux Chief Executive Officer	2010 2009	256,331 247,816	[3] [4]	— 44,536	[5]	21,652 23,169	277,983 315,521

Kenneth Wolf Chief Financial Officer and Chief Operating Officer	2010 2009	237,499 237,500	[3]	— 26,721	[6]	22,729 20,465	260,228 284,686

[1]

Options were granted under our 1999 Omnibus Equity Incentive Plan. The amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Please see “Stock-Based Compensation” under Note A in the Notes to our audited consolidated financial statements included under Item 8 of our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for a discussion of the assumptions made in the valuation.

[2]

Includes premiums paid by the Company for medical and dental insurance, term life insurance, long-term disability, payments for cell phone use and wireless internet access that may be used for both business and personal uses, and certain other benefits.

[3]	Effective June 28, 2010, Mr. LeDoux’s annual base salary was increased to $300,000 and Mr. Wolf’s annual base salary was increased to $295,000.

[4]	Effective as of January 1, 2009, Mr. LeDoux voluntarily agreed to a 10% salary reduction. His salary was restored to its full amount effective as of September 11, 2009.

[5]

On June 29, 2009, Mr. LeDoux was granted a five year incentive stock option representing the right to buy 25,000 shares of common stock at an exercise price of $7.348 per share. The option vested 34% on June 29, 2010 and vests an additional 33% on each of June 29, 2011 and 2012.

[6]

On June 29, 2009, Mr. Wolf was granted a five year option representing the right to buy 15,000 shares of common stock at an exercise price of $7.348 per share. The option vested 34% on June 29, 2010 and vests an additional 33% on each of June 29, 2011 and 2012. A portion of the option, representing 4,950 shares, was granted as an incentive stock option.

Employment Agreements

We have employment agreements with Messrs. LeDoux and Wolf. Under the terms of each agreement, the officer’s employment is at-will and the employment may be terminated at any time, with or without cause, by either the officer or the Company. Each officer receives an annual salary, payable no less frequently than bi-weekly, and may receive certain employee benefits available generally to other corporate officers, including, without limitation, bonus compensation in a manner and at a level determined from time to time in the sole discretion of the Board of Directors, medical, dental, term life, short and long term disability, and long term care. The annual salaries of Messrs. LeDoux and Wolf in effect at June 30, 2010 were:

Name	Annual Salary
Mark A. LeDoux	$300,000
Kenneth Wolf	$295,000

Under the terms of the employment agreements for Messrs. LeDoux and Wolf, each officer is entitled to a severance benefit in the event the officer is terminated by the Company without cause. For Mr. LeDoux, his severance benefit is an amount equal to one year’s compensation, provided he executes and delivers to the Company a general release of claims. For Mr. Wolf, his severance benefit is an amount equal to six months’ base salary and continuing group health insurance coverage pursuant to COBRA for six months following termination at the Company’s expense, provided he executes and delivers to the Company a general release of claims. If an officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. No officer is entitled to receive a severance benefit if the officer is terminated by the Company for cause, or if the officer voluntarily resigns or retires. If an officer is terminated by the Company without cause upon a change in control, the officer is entitled to receive a severance benefit in an amount equal to two years’ compensation for Mr. LeDoux, and one year’s compensation and continuing group health insurance coverage pursuant to COBRA for twelve months following termination at the Company’s expense for Mr. Wolf, provided the officer executes and delivers to the Company a general release of claims. If the officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. In addition, if any officer is terminated by the Company without cause upon a change of control, all then outstanding options held by the officer become fully exercisable and remain so for the term of the option, provided that the officer executes and delivers to the Company a general release of claims.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information about unexercised option awards held by Messrs. LeDoux and Wolf as of June 30, 2010. There were no other stock awards held by such officers as of June 30, 2010.

Name	Number of Securities Underlying Unexercised Options—# Exercisable	Number of Securities Underlying Unexercised Options—# Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mark A. LeDoux	8,500	16,500	[1]	—	7.348	6/28/2014

Kenneth Wolf	67,000 5,100	33,000 9,900	[2] [3]	— —	9.878 7.348	2/10/2013 6/28/2014

[1]	8,250 shares vest on June 29, 2011 and the remaining 8,250 shares vest on June 29, 2012.

[2]	All 33,000 shares vest on February 10, 2011.

[3]	4,950 shares vest on June 29, 2011 and the remaining 4,950 shares vest on June 29, 2012.

DIRECTOR COMPENSATION

Each of the non-employee directors (Messrs. Davis, Dunn, Lane and Weldon) receives an annual retention fee of $10,000, and a fee of $1,000 for each board and committee meeting such director attends. The $1,000 paid for each board and committee meeting a director attends does not apply to and no payment is made for meetings of a committee or the board held via teleconference unless otherwise expressly determined by the Board on a case by case basis. The annual retention fee is paid in advance at the beginning of each year of a director’s term, which is determined to commence on the date of the annual meeting held to elect any class of directors and to continue until the next annual meeting of stockholders held to elect any class of directors. Directors appointed during a term year may receive a proportional amount of the annual retention fee for that year. Options and other equity awards may be granted to directors on a discretionary basis. Mr. LeDoux receives no additional compensation for serving as a director. Directors are reimbursed for travel and other expenses incurred in connection with attending board and committee meetings. The Company also may invite directors and their spouses to attend Company-related events and generally provides for, or reimburses expenses of, such directors’ and spouses’ travel, food and lodging for attendance at such events. The table below provides information about the compensation of the Company’s directors during the fiscal year ended June 30, 2010.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)[1]	All Other Compensation ($)	Total ($)
Joe E. Davis	20,000	—	—	20,000
Alan G. Dunn	19,000	—	—	19,000
Alan J. Lane	17,000	—	—	17,000
Lee G. Weldon	18,000	—	—	18,000

[1]

As of June 30, 2010, Messrs. Davis, Dunn, and Lane each had outstanding options to purchase 50,000 shares of the Company’s common stock and Mr. Weldon had outstanding options to purchase 70,000 shares of the Company’s common stock. No options were granted to Messrs. Davis, Dunn, Lane or Weldon during fiscal 2010.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity compensation plans approved by stockholders and equity compensation plans that were not approved by stockholders as of June 30, 2010.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	472,078	[1]	$8.31	500,000	[1]
Equity compensation plans not approved by stockholders	—		—	—

Total	472,078		$8.31	500,000

[1]

At our 2009 Annual Meeting of Stockholders held on November 30, 2009, our stockholders approved a new 2009 Omnibus Incentive Plan (the “2009 Plan”). Upon approval of the 2009 Plan, our 1999 Omnibus Equity Incentive Plan (the “1999 Plan”) was terminated. All of the outstanding options shown in column (a) were issued under the 1999 Plan and all of the securities available for future issuance shown in column (c) are pursuant to the 2009 Plan. As of June 30, 2010, no options had been granted under our 2009 Plan. Under the terms of the 2009 Plan, on the first day of each calendar year during the term of the plan, beginning with January 1, 2011, an additional 100,000 shares of our common stock will become available for issuance under the 2009 Plan.

CODE OF ETHICS

We have adopted a Code of Business Behavior and Conduct that applies to all of our employees and directors, including all of our officers and our non-employee directors. The Audit Committee periodically reviews the policy and the Company’s compliance with the policy. A copy of our Code of Business Behavior and Conduct is posted on our website at www.nai-online.com. Our Code of Business Behavior and Conduct is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports provided to us and written representations that no other reports were required, during the fiscal year ended June 30, 2010, all required

Section 16(a) reports applicable to our directors, executive officers and greater than 10% stockholders were timely filed, except for one report filed on behalf of Mr. LeDoux on June 14, 2010 to report the exercise of a stock option on June 4, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Audit Committee’s charter, the Audit Committee conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company may not enter into a related party transaction unless the transaction is approved by the Audit Committee. A transaction is considered a “related party transaction” if the transaction would be required to be disclosed herein pursuant to Item 404 of Regulation S-K. There have been no related party transactions since July 1, 2009, nor are any currently proposed.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2010 with the Company’s management, and discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence, and discussed with Ernst & Young LLP its independence. Based on the Audit Committee’s above described review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2010, be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the SEC.

It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are presented fairly in all material respects in accordance with accounting principles generally accepted in the United States, to certify the Company’s financial statements or to guarantee the report of the Company’s independent registered public accounting firm. As the Audit Committee’s primary function is oversight, the Audit Committee relies on the expertise, skills and knowledge of management and the Company’s independent registered public accounting firm and the accuracy of information provided to the Audit Committee by such persons in carrying out its oversight responsibilities. In giving its recommendation to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K, the Audit Committee relied on (i) certain representations and reports of management concerning the preparation of the financial statements; and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.

Members of the Audit Committee

Joe E. Davis, Chairman

Alan G. Dunn

Alan J. Lane

The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (“2010 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this proxy statement. We will furnish any exhibit to our 2010 Annual Report free of charge to any stockholder upon written request to the Company at 1185 Linda Vista Drive, San Marcos, California 92078. The 2010 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2010 Annual Report together with any later information that we file with the SEC and other publicly available information.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on June 23, 2011. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Restated Certificate of Incorporation, to be properly brought before an annual meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present. To be timely, we must receive the notice not less than 60 days before the original scheduled meeting date. If we provide less than 70 days’ notice or prior public disclosure of the meeting date, to be timely we must receive the notice not later than the close of business on the 10th day following the earlier of the day on which we mailed notice of the meeting date or the day on which we publicly disclosed the meeting date. To be in proper form, the notice must be in writing and include the specified information set forth in Article Fifteenth of our Restated Certificate of Incorporation.

All proposals and notices should be sent by certified mail, return receipt requested, to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California 92078, Attn: Mr. Kenneth Wolf, Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

San Marcos, California

October 20, 2010

You can now access your Natural Alternatives International, Inc. account online.

Access your Natural Alternatives International, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Natural Alternatives International Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect® available 24 hours per day, 7 days a week

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

TOLL FREE NUMBER: 1-800-370-1163

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://www.nai-online.com/proxy.asp.

▼ FOLD AND DETACH HERE ▼

PROXY

NATURAL ALTERNATIVES INTERNATIONAL, INC.

Annual Meeting of Stockholders – December 3, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The stockholder whose signature appears on the reverse side hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held December 3, 2010 and the proxy statement, and appoints Mark A. LeDoux and Kenneth E. Wolf, or either of them, the proxy of such stockholder, each with full power of substitution, to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Natural Alternatives International, Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on Friday, December 3, 2010, at 11:00 a.m. Pacific time, at Natural Alternatives International, Inc., Vista Manufacturing Facility, 1215 Park Center Drive, Vista, California 92081, and at any adjournment or postponement thereof.

This proxy, when property executed, will be voted as specified. If no choice is specified, then this proxy will be voted for the election of the nominees for the Board of Directors shown on the reverse side and for each proposal.

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to the stockholder meeting date.

NATURAL ALTERNATIVES INTERNATIONAL, INC.	INTERNET http://www.proxyvoting.com/naii Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.	Please mark your votes as indicated in this example	☒

Proposal 1. To elect as a Class II director the following nominees:				THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

01 Lee G. Weldon	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS	Proposal 2	To ratify the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending June 30, 2011.	FOR	AGAINST	ABSTAIN
02 Alan G. Dunn	☐	☐	☐			☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions				The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder with respect to all shares of common stock of Natural Alternatives International, Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders. If no direction is made, this proxy will be voted “for” the election of each of the nominees for Class II director and “for” Proposal 2. If any other matters properly come before the meeting, the persons named will vote in their discretion.

Mark Here for Address Change or Comments SEE REVERSE
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Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.